L. Phillip Humann

Chairman and Chief Executive Officer

Lehman Brothers 2005 Financial Services Conference

September 2005

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the merger between SunTrust Banks, Inc. (“SunTrust”) and National Commerce Financial Corporation (“NCF”),
including future financial and operating results, SunTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of SunTrust’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effects on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally.  Additional factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found SunTrust’s 2004 Annual Report on Form 10-K, and in the Quarterly Reports on Form 10-Q and
10-Q/A of SunTrust and NCF filed with the Securities and Exchange Commission and available at the
Securities and Exchange Commission’s internet site (http://www.sec.gov).  The forward-looking statements in this presentation speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This presentation includes some non-GAAP measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in in the appendix of this presentation, as well as in SunTrust’s earnings press release, which can be found on SunTrust’s website in the news section of the investor relations pages.

SunTrust Overview

7th largest commercial banking
organization in the U.S. with $169
billion in assets

We believe the National Commerce
transaction makes the “Best
Footprint in Banking” even better

Approximately 1,640 retail and
specialized service branches and
2,760 ATMs

2003-2008
Projected
Weighted Average
Population Growth

SunTrust Branches

National Commerce Branches

(1)

(1)

Source: SNL Financial.  Note: the data reflects the 25 U.S. banks and thrifts by assets as of December 31, 2004.  Weighted average population growth is based on MSA deposits pro forma for pending and completed acquisitions.

SunTrust Transformation

2005

1998/99

Focused on
efficiency,
ability to
deliver
common
customer
experience

Implemented
series of
operational
initiatives and
common
systems
platform

Implemented sales
strategy referred to
as S 3 + E 2 = Selling,
Serving, Sustaining
client relationships
through Excellence
in Execution

Placed highest
priority on sales,
cross LOB referrals
& client retention

Established high
performance
standards for LOBs
and geographic units

Introduced
new
geographic
structure and
operating
model

Aligned top
talent to key
leadership
positions

Intensified
local market,
client and
sales focus

Extended
footprint into
key growth
markets with
Crestar
merger

Collapsed 28
bank
charters

Streamlined
functional
organization

Implemented
new revenue
initiatives in
key
businesses

Created
process
efficiencies
and
consistency
in key
business
lines

Enhanced
Franchise

One
Bank

Take the
Lead

Profit
Acceleration

Sales Culture
Transformation

Operating Model Differentiation

LOBs design business and
product strategies with direct
feedback from the line

Geographic partners are
empowered to deliver services,
products and pricing to local
customers

Our specialty businesses that
are centrally managed effectively
use this same geographic power
in our footprint (i.e., mortgage)

Focused on delivering the whole
institution to customers on an
integrated basis

Key to SunTrust’s on-going
success

Enhanced our referral & sales processes
as well as advertising to drive more sales
opportunities through the call center

2005 LOB Accomplishments

Streamline consumer products and
increase the focus on service quality at
branch locations

New personal checking accounts up 13%

Successful CD campaign helped drive a 220%
increase in new CD/IRA accounts

Key Initiatives

Results(1)

(1)

Includes only legacy SunTrust data for the first half of 2005 as compared to the first half of 2004. New accounts include both legacy SunTrust and
NCF

New business checking accounts up 60%

New business banking loan production up
41%

Outstanding business banking deposits up
14% and loans up 8%

New Direct Equity production increased 26%

Improvements have increased speed 31%

New deposit account sales through the call
center up 56%

Check card sales through the call center up
44%

Build a world class Home Equity
Business and invest in technology and
process improvements

Launch products and initiatives to
enhance the business banking client
experience

Retail

Independent research results through 2004:

Hold a #1 or #2 ranking for lead
relationships among companies with
$5MM - $250MM in revenue in 80% of the
Company’s geographic markets

From 2000 to 2004 increased lead
relationships by 60% in the middle market
commercial segment

Sales of new Treasury Management services
is up 6%

Accelerated speed new products are rolled
out to market

Deposits up 14%

Loans up 10%

Capital Markets fees up 60%

2005 LOB Accomplishments

Results(1)

Key Initiatives

Adopted sales management
process and installed new
technology to support the operating
model

Sustain market share gains through
our strategy of relationship planning
and use of strategic reviews for key
client segments

Implement Treasury Management
product, sales and service
enhancements

Commercial

¹ Includes only legacy SunTrust data for the first half of 2005 as compared to the first half of 2004

2005 LOB Accomplishments

Drive the cross-sell of Capital
Markets products to the Commercial
and Wealth & Investment
Management LOBs

Invest in Debt Capital Markets
product capabilities, both new and
existing

Focused initiative to enhance risk
adjusted returns of corporate clients

Deliver ‘best in class’ credit
performance

Capital Markets Revenue cross-sold to the
Commercial and Wealth & Investment
Management LOB’s = $38MM, up $14MM or
57%

Increased product specialists

Debt Capital Markets Revenue = $139MM, up
$22MM or 19%

Corporate Banking’s twelve month trailing
RAROC has increased 3.4%

Net charge-offs (recoveries) = ($0.7MM),
$9.9MM better than prior YTD

Non-accrual loans = $47.8MM, down $32.3MM
or 40%. Represents 0.3% of total loans

Criticized loans = $183.4MM, down $284.9MM
or 61%.  Represents 1.2% of total loans

Corporate and Investment Banking

Results(1)

Key Initiatives

¹ Includes only legacy SunTrust data for the first half of 2005 as compared to the first half of 2004

2005 LOB Accomplishments

Rolled out and implemented new client
management operating model in Private
Wealth Management

Continue to ensure our offerings of products
and services exceeds those of our
competitors

Implemented initiatives which increased
penetration into existing STI client base

Integrated NCF and First Mercantile into
business units, expanding opportunities
for cross selling

Loans up 13%

Deposits up 24%

Institutional new trust business up 34%

Retail Investment referral $ up 28%

Capital Markets referral $ up 25%

Discretionary assets under management
increased 10% 6/30/05 over 6/30/04

Insurance income up 11%

Personal Trust retention improved by 22%

Results(1)

Wealth and Investment Management

Key Initiatives

¹ Includes only legacy SunTrust data for the first half of 2005 as compared to the first half of 2004

2005 LOB Accomplishments

Grow Market Share

Grow purchase originations faster
than peer average

Increased the size of the mortgage
sales force

Opened 30 new offices to expand
national footprint to 157 total
Retail offices and 17 total
Wholesale offices

Strong emphasis on Mortgage
cross-sell  program

Focused on home equity,
deposit, credit/debit card and
other consumer products

Over $31 billion in total applications, up
30% over the same period in 2004

Over $19 billion in purchase
applications, up 42%

Nearly $19 billion in total closings, up 22%

Over $11 billion in purchase closings,
up 42%

Key Initiatives

Results(1)

Total booked products up 54% on a
prospect base that increased 10%

Mortgage

¹ Includes only legacy SunTrust data for the first half of 2005 as compared to the first half of 2004

360 o Relationship Focus

Retail referred $1.6 billion in closed
Mortgages – up over 33% 1

Retail made 38,000 qualified referrals to
Wealth and Investment Management 2

Wealth and Investment Management
made 14,000 referrals to Retail 2

Commercial produced $1.5 million in
fees to Institutional Wealth and
Investment Management -  up 35% 1

Cross-LOB Referrals Driving Revenue Growth

1 STI legacy only vs June YTD last year

2 Includes NCF

Commercial generated $32 million in Capital Markets fees – up 60%1

Over 34,000 total products sold by Mortgage – up 54% 1

CIB

Wlth

and

Invest.

Man.

Retail

Cmml

Mortgage

SunTrust

Customer

June 2005 YTD

New Personal Checking Sales

New Business Checking Sales

New Home Equity Sales

New Business Banking Loans Sales

Deposit Outstandings

Loan Outstandings

Debt Capital Markets Revenue

CIB New Business Revenue

Institutional New Trust Business

Deposit Outstandings

Loan Outstandings

Purchase Mortgage Closings

# of Total Products Cross-Sold

New Check Cards

New Deposit Accounts

% Increase

Retail

SunTrust Call
Center

Wealth &
Investment
Management

CIB

Mortgage

2005 YTD Sales Results

Commercial

13%

60%

26%

41%

14%

10%

12%

12%

34%

24%

13%

42%

54%

44%

56%

(1)

¹ Includes only legacy SunTrust data for the first half of 2005 as compared to the first half of 2004 (checking sales include both STI and NCF)

Average Loans: 13% YOY Growth
Average Deposits: 8% YOY Growth
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
94,703
86,556
98,085
87,878
100,137
90,601
103,216
90,968
106,967
93,065
2Q 04
3Q04
4Q 04
1Q 05
2Q05

(1)

Deposits = Consumer and Commercial Deposits

(2)

2Q 04 and 3Q 04 are reported on an estimated historical combined basis

Loan and Deposit Growth (1)

($ in millions)

(2)

(2)

3.30%
3.10%
2.90%
2.70%
2.50%
2.30%
2.10%
1.90%
1.70%
1.50%
3.05%
2.98%
3.09%
3.13%
3.13%
3.11%
3.21 %
3.12 %
3.25 %
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05

Net Interest Margin Trend

(1)

(1) NCF added 9 b.p., organic margin improved 1 b.p. from 3Q 04

(2)

3.21%

(2) Day count added 4 b.p., organic margin was flat from 4Q 04

Net interest margin has been relatively stable to improving over a two-year horizon

3.16%

3.90
3.70
3.50
3.30
3.10
2.90
2.70
2.50
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
SunTrust
Peer Average

Net Interest Margin Compared to Peers

*

*  Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, Mellon, National City, Northern Trust, PNC,
    Regions, US Bancorp, Wachovia and Wells Fargo.  Numbers presented for peers are averages

    Source: SNL Financial

Stable to improving NIM over the two-year horizon has brought SunTrust closer to the peer group average

0.60
0.50
0.40
0.30
0.20
0.10
0.00
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
SunTrust
Peer Average

NCOs/Average Loans Compared to Peers

*

*  Peers include AmSouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, Mellon, National City, Northern Trust, PNC, Regions,
    US Bancorp, Wachovia and Wells Fargo.  Numbers presented for peers are averages

    Source: SNL Financial

Net charge-offs continue to compare favorably vs. peer group average

Fee Income Growth

Trust and Investment Mgmt.

Broker/Dealer Revenue

Deposits and Other Fees

Other Noninterest Income

Noninterest Income

($ in millions)

$164,515

149,196

343,634

82,254

$739,599

$167,503

138,149

357,545

107,739

$770,936

$2,988

(11,047)

13,911

25,485

$31,337

7.3%

(29.6)%

16.2%

123.9%

16.9%

2Q 05

Growth

1Q 05

Sequential
Annualized
Growth Rate

1.8%

(7.4)%

4.0%

31.0%

4.2%

Growth

Rate

(1)      Noninterest Income excludes securities (losses)/gains and net gain on sale of RCM assets

(1)

Total noninterest income increased 17% on a sequential annualized basis despite weak broker /dealer revenue that mirrored market trends

(1)

Based on estimated historical combined numbers

(2)

SunTrust presents total revenue excluding realized securities gains/losses (and the net gain on sale of RCM assets for 1Q 05);  the
Company believes total revenue without securities gains/losses and without the net gain on sale of RCM assets is more indicative of the
Company's performance because this isolates income that is primarily customer relationship and customer transaction driven

(3)

Expense growth excludes merger related expenses and amortization of intangibles

Improvement in Operating Leverage

Expense Growth

Revenue Growth

Core Revenue Growth

6%

   flat

  7

(2)

Sequential Annualized Growth Trends

  5%

(4)

(2)

(3)

Concerted effort to improve operating leverage is paying off

1Q 05

4Q 04

  6%

   4

   10

2Q 05

(1)

70
65
60
55
50
45
40
35
30
25
20
61.58
61.12
61.78
60.25
60.22
59.48
61.30
58.46
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05

(1)

Excluding merger related expenses (and the impact of net gain on sale of RCM assets for 1Q 05)

Focus on Efficiency

(1)

(1)

(1)

Positive operating leverage driving operating efficiency ratio improvement

$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
.84
.93
1.09
1.19
1.31
1.38
1.45
1.64
1.89
2.32
2.56
2.87
3.13
3.04
0.37
4.13
0.10
4.30
0.09
4.72
0.07
4.66
0.14
4.73
5.19
0.06
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

EPS Growth Back on Track in 2004

EPS (1)

(1)

EPS as originally reported and adjusted for stock splits.  There are no adjustments for merger pooling

(2)

CAGR and growth based on GAAP EPS excluding merger-related charges

GAAP EPS

Reduction in EPS due to merger-related charges

CAGR (2) = 10.1%

CAGR (2) = (0.6)%

Growth (2) = 11.0%

1.40
1.35
1.30
1.25
1.20
1.15
1.10
1.05
1.00
1.17
1.18
1.21
1.28
1.36
1.30
1.31
1.40
1.37
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05

Improving Operating EPS Trends (1)

Strong operating trends translating into quarterly EPS growth despite fluctuating provision expense trends

(1)

Operating EPS excludes the after-tax impact of merger expenses.  Reconcilement of reported EPS to operating EPS is contained in the appendix

2005 Line of Business Goals

Leverage merger to capture market share

Grow branch network, emphasis on in-store
opportunities

Improve partnership between business banking
and other LOBs to ensure proper client segmentation,
enhance service and improve retention

Capitalize on opportunities
in legacy NCF footprint to
grow diversified commercial,
auto dealer, middle market
and institutional/government
segments

Make significant
investments in Treasury
Management products,
sales and service to
capture emerging
opportunities in the
payments business

GOALS

Continue to enhance
capital markets sales into
Commercial and Wealth &
Investment Management client
base

Invest in developing new
and existing Debt Capital
Market product
capabilities

Aggressively expand and
retain share of emerging wealth
segments

Integrate successful private
banking units into private wealth
management for a more
comprehensive approach

Integrate Alexander Key and
SunTrust Securities into SunTrust
Investment Services to leverage
broker platform and achieve
efficiencies

Partner with Retail to
improve
penetration

Continue to
strengthen
product offerings
and distribution
capabilities

| Business Line | Long Term Growth Rate Target |
| --- | --- |
| Retail | 8 -10% |
| Commercial | 8 -10% |
| Corporate and Investment Banking | 9 -11% |
| Wealth & Investment Management | 12 -14% |
| Mortgage | 8-10% |
| SunTrust | 8 -10% |

Long Term Growth Initiatives

NCF Merger on Track

SunTrust announced the National Commerce Financial merger in May 2004, the transaction was completed on Oct. 1, 2004 - systems successfully converted and enhanced product capabilities in place

Cost saves are ahead of original estimate; cost save estimate increased from $76MM to
$90MM for 2005, one-time merger expenses are on track with original estimate of $125MM

Key components of our sales organization are in place – sales leadership model, weekly sales meetings, sales training, sales and referral goals, incentives and recognition

Loans and deposits in the Carolinas region have grown at a rate commensurate with the overall average geographic growth rates for the Company this year

Number of new deposit accounts opened in the Carolinas region since March totaled over 52,000

Customer retention remains a top priority

115,000 client calls completed by relationship managers across the footprint

Reached 100% of key customers – Retail, Wealth & Investment Management,
Commercial and Treasury Management

Companywide retention metrics are being tracked monthly

Based on third party research, retention results to date indicate the Company is exceeding prior average industry merger experience

SunTrust Today

Our foundation is firmly in place:

Fully functioning operating model with clear allocation of responsibilities

Key components of sales organization in place:  weekly sales meetings, sales and referral goals and linked incentives

We have clear strategy and focused initiatives to drive performance:

Deliver “Big Bank” capabilities with local decision making and responsiveness

Focus on customer acquisition and retention

Drive cross-LOB referrals

Key initiatives are generating tangible results

Capitalizing on opportunities provided by the National Commerce
Financial merger

APPENDIX

Average Loan Growth

Mortgages

RE Construction

RE Equity

RE Commercial

Commercial

Business Credit Card

Consumer - Direct

Consumer - Indirect

Nonaccrual

Total Loans

1Q 2005

As Adjusted

($ in millions)

$1,153.8

300.5

883.7

119.2

1,326.8

15.4

83.2

(133.5)

1.8

$3,750.9

$26,752.9

8,962.4

12,030.3

13,042.3

31,630.7

213.1

4,937.0

9,058.5

339.5

$106,966.7

$25,599.1

8,661.9

11,146.6

12,923.1

30,303.9

197.7

4,853.8

9,192.0

337.7

$103,215.8

2Q 2005

As Adjusted

18.0%

13.9%

31.7%

3.7%

17.5%

31.2%

6.9%

(5.8)%

2.1%

   14.5%

(1)

  As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits.  The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations.  The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.

Adjusted

Growth

Adjusted

Sequential

Annualized

Growth Rate

4.5%

3.5%

7.9%

0.9%

4.4%

7.8%

1.7%

(1.5)%

0.5%

3.6%

Adjusted

Growth Rate

(1)

(1)

Driven by targeted sales initiatives

Average Consumer and Commercial Deposit Growth

DDA

NOW

MMA

Savings

Consumer Time

Other Time

Total Consumer and
Commercial Deposits

Total Low Cost Deposits

1Q 2005

As Adjusted

($ in millions)

$540.2

54.0

70.7

(377.5)

1,545.9

263.4

$2,096.7

$216.7

$24,324.7

17,515.0

25,678.3

6,246.6

11,556.5

7,743.4

$93,064.5

$48,086.3

$23,784.5

17,461.0

25,607.6

6,624.1

10,010.6

7,480.0

$90,967.8

$47,869.6

2Q 2005

As Adjusted

9.1%

1.2%

1.1%

(22.8)%

61.8%

14.1%

9.2%

1.8%

(1)

  As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits.  The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations.  The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.

Adjusted

Growth

Adjusted

Sequential

Annualized

Growth Rate

2.3%

0.3%

0.3%

(5.7)%

15.4%

3.5%

2.3%

0.5%

Adjusted

Growth Rate

(1)

(1)

(2)  Total of DDA, NOW, Savings.

(2)

Driven by targeted sales initiatives

Strong Credit Quality

Net Charge-offs

Net Charge-offs to Avg.
Loans

NPAs

NPAs to
Loans/OREO/Other Repo

Allowance for Loan
Losses

Allowance to Non-
Performing Loans

Allowance to Charge-Offs
(Years Coverage)

3Q 04

4Q 04

2Q 04

$37,556

0.19%

$324,421

0.39%

$902,243

299.7%

6.0

$51,043

0.24%

$304,217

0.36%

$892,974

315.7%

4.4

$53,893

0.21%

$410,658

0.40%

$1,050,024

281.3%

4.9

$35,384

0.13%

$380,303

0.35%

$1,036,173

296.7%

7.3

2Q 05

($ in thousands)

1Q 05

$36,834

0.14%

$392,345

0.37%

$1,023,746

286.7%

6.9

Improving consumer and commercial credit quality trends have resulted in near historical low NCO and NPA levels

SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE



                                                           -------------------------------------------------------------------------
                                                                                       THREE MONTHS ENDED
                                                           -------------------------------------------------------------------------
                                                               JUNE 30        MARCH 31      DECEMBER 31    SEPTEMBER 30     JUNE 30
                                                                 2005           2005           2004            2004           2004
                                                           -------------------------------------------------------------------------

NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE
------------------------------------------------
(Dollars in thousands)

Net income                                                      $465,700      $492,294        $455,729       $368,766      $386,571
Securities losses/(gains), net of tax                                 17         3,509          12,595         11,825         5,881
                                                            ------------- -------------   -------------  ------------- -------------
Net income excluding securities gains and losses                 465,717       495,803         468,324        380,591       392,452
The Coca-Cola Company dividend, net of tax                       (12,027)      (12,028)        (10,739)       (10,740)      (10,739)
                                                            ------------- -------------   -------------  ------------- -------------
Net income excluding securities gains and losses and
     The Coca-Cola Company dividend                             $453,690      $483,775        $457,585       $369,851      $381,713
                                                            ============= =============   =============  ============= =============

Total average assets                                        $165,253,589  $161,218,222    $156,570,092   $127,127,968  $127,287,458
Average net unrealized securities gains                       (1,791,566)   (2,032,787)     (2,056,737)    (2,054,978)   (2,803,917)
                                                            ------------- -------------   -------------  ------------- -------------
Average assets less net unrealized securities gains         $163,462,023  $159,185,435    $154,513,355   $125,072,990  $124,483,541
                                                            ============= =============   =============  ============= =============

Total average equity                                         $16,275,567   $16,119,430     $15,818,968     $9,992,905   $10,194,201
Average accumulated other comprehensive income                (1,139,477)   (1,285,278)     (1,304,553)    (1,318,332)   (1,804,833)
                                                            ------------- -------------   -------------  ------------- -------------
Total average realized equity                                $15,136,090   $14,834,152     $14,514,415     $8,674,573    $8,389,368
                                                            ============= =============   =============  ============= =============

Return on average total assets                                      1.13%         1.24%           1.16%          1.15%         1.22%
Impact of excluding net realized and
     unrealized securities gains/losses and
     The Coca-Cola Company dividend                                (0.02)        (0.01)           0.02           0.03          0.01
                                                            ------------- -------------   -------------  ------------- -------------
Return on average total assets less net unrealized
     securities gains(1)                                            1.11%         1.23%           1.18%          1.18%         1.23%
                                                            ============= =============   =============  ============= =============

Return on average total shareholders' equity                       11.48%        12.39%          11.46%         14.68%        15.25%
Impact of excluding net unrealized securities gains                 0.54          0.84            1.08           2.28          3.05
                                                            ------------- -------------   -------------  ------------- -------------
Return on average realized shareholders' equity(2)                 12.02%        13.23%          12.54%         16.96%        18.30%
                                                            ============= =============   =============  ============= =============

Noninterest income                                              $770,909      $753,814        $759,003       $627,692      $622,665
Securities losses/(gains)                                             27         5,659          19,377         18,193         9,048
Gain on sale of RCM assets, net of related expenses                    -       (19,874)              -              -             -
                                                            ------------- -------------   -------------  ------------- -------------
Total noninterest income excluding securities
     gains and losses and net gain
     on sale of RCM assets(3)                                   $770,936      $739,599        $778,380       $645,885      $631,713
                                                            ============= =============   =============  ============= =============

Net interest income                                           $1,123,709    $1,111,560      $1,084,204       $876,874      $872,429
FTE adjustment                                                    18,720        17,666          16,684         16,821        12,637
                                                            ------------- -------------   -------------  ------------- -------------
Net interest income - FTE                                      1,142,429     1,129,226       1,100,888        893,695       885,066
Noninterest income                                               770,909       753,814         759,003        627,692       622,665
                                                            ------------- -------------   -------------  ------------- -------------
Total revenue                                                  1,913,338     1,883,040       1,859,891      1,521,387     1,507,731
Securities losses/(gains)                                             27         5,659          19,377         18,193         9,048
Gain on sale of RCM assets, net of related expenses                    -       (19,874)              -              -             -
                                                            ------------- -------------   -------------  ------------- -------------
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets(3)                    $1,913,365    $1,868,825      $1,879,268     $1,539,580    $1,516,779
                                                            ============= =============   =============  ============= =============





                                                                        ----------------------------
                                                                               SIX MONTHS ENDED
                                                                        ----------------------------
                                                                                    JUNE 30
                                                                              2005           2004
                                                                        ----------------------------

NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE
(Dollars in thousands)

Net income                                                                  $957,994       $748,406
Securities losses/(gains), net of tax                                          3,525          2,679
                                                                        -------------  -------------
Net income excluding securities gains and losses                             961,519        751,085
The Coca-Cola Company dividend, net of tax                                   (24,056)       (21,478)
                                                                        -------------  -------------
Net income excluding securities gains and losses and
     The Coca-Cola Company dividend                                         $937,463       $729,607
                                                                        =============  =============

Total average assets                                                    $163,247,052   $125,570,602
Average net unrealized securities gains                                   (1,911,510)    (2,692,110)
                                                                        -------------  -------------
Average assets less net unrealized securities gains                     $161,335,542   $122,878,492
                                                                        =============  =============

Total average equity                                                     $16,197,929    $10,017,242
Average accumulated other comprehensive income                            (1,211,975)    (1,725,273)
                                                                        -------------  -------------
Total average realized equity                                            $14,985,954     $8,291,969
                                                                        =============  =============

Return on average total assets                                                  1.18%          1.20%
Impact of excluding net realized and unrealized securities
     gains/losses and The Coca-Cola Company dividend                           (0.01)         (0.01)
                                                                        -------------  -------------
Return on average total assets less net unrealized
      securities gains(1)                                                       1.17%          1.19%
                                                                        =============  =============

Return on average total shareholders' equity                                   11.93%         15.02%
Impact of excluding net unrealized securities gains                             0.68           2.67
                                                                        -------------  -------------
Return on average realized shareholders' equity(2)                             12.61%         17.69%
                                                                        =============  =============

Noninterest income                                                        $1,524,723     $1,217,751
Securities losses/(gains)                                                      5,686          4,121
Gain on sale of RCM assets, net of related expenses                          (19,874)             -
                                                                        -------------  -------------
Total noninterest income excluding securities gains and losses
     and net gain on sale of RCM assets(3)                                $1,510,535     $1,221,872
                                                                        =============  =============

Net interest income                                                       $2,235,269     $1,724,077
FTE adjustment                                                                36,386         24,893
                                                                        -------------  -------------
Net interest income - FTE                                                  2,271,655      1,748,970
Noninterest income                                                         1,524,723      1,217,751
                                                                        -------------  -------------
Total revenue                                                              3,796,378      2,966,721
Securities losses/(gains)                                                      5,686          4,121
Gain on sale of RCM assets, net of related expenses                          (19,874)             -
                                                                        -------------  -------------
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets(3)                                $3,782,190     $2,970,842
                                                                        =============  =============




                                            ----------------------------------------------------------------------------------------
                                                                               THREE MONTHS ENDED
                                            ----------------------------------------------------------------------------------------
                                               JUNE 30      MARCH 31        CHANGE         JUNE 30        JUNE 30        CHANGE
                                                2005          2005%(4)            2005          2004%
                                            ----------------------------------------------------------------------------------------

AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
--------------------------------------------------------------
(Dollars in thousands)

Noninterest bearing deposits                  $24,309,721   $23,723,080       2.5          $24,309,721   $20,591,615      18.1
NOW accounts                                   17,519,608    17,479,848       0.2           17,519,608    12,811,554      36.7
Savings                                         6,462,425     7,506,923     (13.9)           6,462,425     6,990,929     (7.6)
                                             ------------  ------------                   ------------  ------------
Total average low cost consumer
and commercial deposits                       $48,291,754   $48,709,851      (0.9)         $48,291,754   $40,394,098      19.6
                                             ============  ============                   ============  ============


--------------------------------------------------------------------------------

(1)  SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company.
     The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven.
     The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

(2)  The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders' equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola
     Company dividend, by average realized shareholders' equity.

(3)  SunTrust presents total noninterest income and total revenue excluding realized securities gains and losses and the net gain on the sale of RCM assets. The Company believes total noninterest income and total revenue without securities gains and losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

(4)  Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE, CONTINUED



                                                                          ------------------------------------------
                                                                                                           SIX
                                                                              THREE MONTHS ENDED       MONTHS ENDED
                                                                          ------------------------------------------
                                                                            June 30        March 31       June 30
                                                                             2005            2005          2005
                                                                          ------------------------------------------

SELECTED NON-GAAP OPERATING MEASURES AND ADJUSTED
-------------------------------------------------
OPERATING MEASURES PRESENTED IN THE PRESS RELEASE(1)
----------------------------------------------------
(Dollars in thousands)

Net income                                                                   $465,700       $492,294       $957,994
Merger expense, net of tax                                                     33,642         15,958         49,600
                                                                          ------------   ------------   ------------
Operating net income                                                          499,342       $508,252      1,007,594
Net gain on sale of RCM assets, net of tax                                          -        (12,322)       (12,322)
                                                                          ------------   ------------   ------------
Adjusted operating net income                                                $499,342       $495,930       $995,272
                                                                          ============   ============   ============

Diluted earnings per share                                                      $1.28          $1.36          $2.64
Impact of excluding merger expense                                               0.09           0.04           0.13
                                                                          ------------   ------------   ------------
Operating diluted earnings per share                                             1.37           1.40           2.77
Impact of net gain on sale of RCM assets                                            -          (0.03)         (0.03)
                                                                          ------------   ------------   ------------
Adjusted operating diluted earnings per share                                   $1.37          $1.37          $2.74
                                                                          ============   ============   ============

Total revenue                                                              $1,913,338     $1,883,040     $3,796,378
Securities losses                                                                  27          5,659          5,686
Net gain on sale of RCM assets                                                      -        (19,874)       (19,874)
                                                                          ------------   ------------   ------------
Adjusted total revenue                                                     $1,913,365     $1,868,825     $3,782,190
                                                                          ============   ============   ============

Noninterest income                                                           $770,909       $753,814     $1,524,723
Net gain on sale of RCM assets                                                      -        (19,874)       (19,874)
                                                                          ------------   ------------   ------------
Noninterest income excluding net gain on sale of RCM assets                  $770,909       $733,940     $1,504,849
                                                                          ============   ============   ============

Noninterest expense                                                        $1,172,825     $1,133,906     $2,306,731
Merger expense                                                                (54,262)       (25,738)       (80,000)
                                                                          ------------   ------------   ------------
Noninterest expense excluding merger expense                               $1,118,563     $1,108,168     $2,226,731
                                                                          ============   ============   ============

Efficiency ratio                                                                61.30%         60.22%         60.76%
Impact of excluding merger expense                                              (2.84)         (1.37)         (2.11)
                                                                          ------------   ------------   ------------
Operating efficiency ratio                                                      58.46%         58.85%         58.65%
Impact of net gain on sale of RCM assets                                            -           0.63           0.31
                                                                          ------------   ------------   ------------
Adjusted operating efficiency ratio                                             58.46%         59.48%         58.96%
                                                                          ============   ============   ============

Return on average total assets                                                   1.13%          1.24%          1.18%
Impact of excluding merger expense                                               0.08           0.04           0.06
                                                                          ------------   ------------   ------------
Operating return on average total assets(2)                                      1.21%          1.28%          1.24%
                                                                          ============   ============   ============

Return on average total shareholders' equity                                    11.48%         12.39%         11.93%
Impact of excluding merger expense                                               0.83           0.40           0.61
                                                                          ------------   ------------   ------------
Operating return on average total shareholders' equity(3)                       12.31%         12.79%         12.54%
                                                                          ============   ============   ============


--------------------------------------------------------------------------------
(1)  SunTrust presents selected financial data on an operating basis that excludes merger charges, which represent incremental costs to integrate
     NCF's operations. The Company also presents selected financial data on an adjusted operating basis, which further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.

(2)  Computed by dividing annualized operating net income by average total assets.

(3)  Computed by dividing annualized operating net income by average total shareholders' equity.

SUNTRUST BANKS, INC. AND SUBSIDIARIES
QUARTER-TO-QUARTER COMPARISON - ACTUAL
APPENDIX B TO THE PRESS RELEASE



                                                                    ---------------------------------------------------------------
                                                                                            THREE MONTHS ENDED
                                                                    ---------------------------------------------------------------
                                                                                                                       SEQUENTIAL
                                                                       JUNE 30       MARCH 31    INCREASE/(DECREASE)  ANNUALIZED(1)
                                                                        2005           2005      AMOUNT         %           %
                                                                    ---------------------------------------------------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                                  $1,123,709     $1,111,560    $12,149      1.1%        4.4%

Provision for loan losses                                                47,811         10,556     37,255    352.9     1,411.7
                                                                    ------------  -------------  ---------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                    1,075,898      1,101,004    (25,106)    (2.3)       (9.1)
                                                                    ------------  -------------  ---------

NONINTEREST INCOME

Deposit and other fees(2)                                               357,545        343,634     13,911      4.0        16.2
Trust and investment management income                                  167,503        164,515      2,988      1.8         7.3
Broker / dealer revenue(3)                                              138,149        149,196    (11,047)    (7.4)      (29.6)
Other noninterest income                                                107,739         82,254     25,485     31.0       123.9
                                                                    ------------  -------------  ---------
   Noninterest income before securities (losses)/gains
     and net gain on sale of RCM assets4                                770,936        739,599     31,337      4.2        16.9
Gain on sale of RCM assets, net of related expenses                           -         19,874    (19,874)  (100.0)     (400.0)
                                                                    ------------  -------------  ---------
   Noninterest income before securities (losses)/gains                  770,936        759,473     11,463      1.5         6.0
Securities (losses)/gains                                                   (27)        (5,659)     5,632    (99.5)     (398.1)
                                                                    ------------  -------------  ---------
     Total noninterest income                                           770,909        753,814     17,095      2.3         9.1
                                                                    ------------  -------------  ---------

NONINTEREST EXPENSE

Personnel expense                                                       623,284        634,793    (11,509)    (1.8)       (7.3)
Net occupancy expense                                                    73,483         75,851     (2,368)    (3.1)      (12.5)
Outside processing and software                                          89,282         82,848      6,434      7.8        31.1
Equipment expense                                                        51,579         52,882     (1,303)    (2.5)       (9.9)
Marketing and customer development                                       36,298         31,629      4,669     14.8        59.0
Other noninterest expense                                               214,819        198,948     15,871      8.0        31.9
                                                                    ------------  -------------  ---------
   Noninterest expense before amortization of
   intangible assets and merger expense(5)                            1,088,745      1,076,951     11,794      1.1         4.4
Amortization of intangible assets                                        29,818         31,217     (1,399)    (4.5)      (17.9)
Merger expense                                                           54,262         25,738     28,524    110.8       443.3
                                                                    ------------  -------------  ---------
     Total noninterest expense                                        1,172,825      1,133,906     38,919      3.4        13.7
                                                                    ------------  -------------  ---------

INCOME BEFORE INCOME TAXES                                              673,982        720,912    (46,930)    (6.5)      (26.0)
Provision for income taxes                                              208,282        228,618    (20,336)    (8.9)      (35.6)
                                                                    ------------  -------------  ---------
NET INCOME                                                              465,700        492,294    (26,594)    (5.4)      (21.6)
Merger expense, net of tax                                               33,642         15,958     17,684    110.8       443.3
                                                                    ------------  -------------  ---------
OPERATING NET INCOME                                                    499,342        508,252     (8,910)    (1.8)       (7.0)
Net gain on sale of RCM assets, net of tax                                    -        (12,322)    12,322   (100.0)     (400.0)
                                                                    ------------  -------------  ---------
ADJUSTED OPERATING NET INCOME                                          $499,342       $495,930     $3,412      0.7%        2.8%
                                                                    ============  =============  =========

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                                  $1,123,709     $1,111,560    $12,149      1.1%        4.4%
FTE adjustment                                                           18,720         17,666      1,054      6.0        23.9
                                                                    ------------  -------------  ---------
Net interest income - FTE                                             1,142,429      1,129,226     13,203      1.2         4.7
Noninterest income                                                      770,909        753,814     17,095      2.3         9.1
                                                                    ------------  -------------  ---------
Total revenue                                                         1,913,338      1,883,040     30,298      1.6         6.4
Securities losses/(gains)                                                    27          5,659     (5,632)   (99.5)     (398.1)
Net gain on sale of RCM assets                                                -        (19,874)    19,874   (100.0)     (400.0)
Total revenue excluding securities gains and losses
                                                                    ------------  -------------  ---------
     and net gain on sale of RCM assets                              $1,913,365     $1,868,825    $44,540      2.4%        9.5%
                                                                    ============  =============  =========

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans(6, 8)
Commercial                                                              $32,508        $33,518    ($1,010)    (3.0)%     (12.1)%
Real estate 1-4 family                                                   26,324         23,527      2,797     11.9        47.6
Real estate commercial and construction                                  21,496         19,224      2,272     11.8        47.3
Real estate equity                                                       12,135         11,574        561      4.8        19.4
Consumer(7)                                                               14,291         15,175       (884)    (5.8)      (23.3)
Credit cards                                                                213            198         15      7.6        30.3
                                                                    ------------  -------------  ---------
     Total loans                                                       $106,967       $103,216     $3,751      3.6%       14.5%
                                                                    ============  =============  =========

Average deposits(8)
Noninterest bearing deposits                                            $24,310        $23,723       $587      2.5%        9.9%
NOW accounts                                                             17,520         17,480         40      0.2         0.9
Money market accounts                                                    25,473         24,767        706      2.9        11.4
Savings                                                                   6,462          7,507     (1,045)   (13.9)      (55.7)
Consumer and other time                                                  19,300         17,491      1,809     10.3        41.4
                                                                    ------------  -------------  ---------
   Total consumer and commercial deposits                                93,065         90,968      2,097      2.3         9.2
Brokered and foreign deposits                                            15,709         13,424      2,285     17.0        68.1
                                                                    ------------  -------------  ---------
     Total deposits                                                    $108,774       $104,392     $4,382      4.2%       16.8%
                                                                    ============  =============  =========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                                       $328,018       $337,057    ($9,039)    (2.7)%     (10.7)%
Restructured loans                                                       21,236         20,071      1,165      5.8        23.2
                                                                    ------------  -------------  ---------
   Total nonperforming loans                                            349,254        357,128     (7,874)    (2.2)       (8.8)
Other real estate owned (OREO)                                           25,263         27,555     (2,292)    (8.3)      (33.3)
Other repossessed assets                                                  5,786          7,662     (1,876)   (24.5)      (97.9)
                                                                    ------------  -------------  ---------
     Total nonperforming assets                                        $380,303       $392,345   ($12,042)    (3.1)%     (12.3)%
                                                                    ============  =============  =========

Allowance for loan and lease losses                                  $1,036,173     $1,023,746    $12,427      1.2%        4.9%
                                                                    ============  =============  =========



--------------------------------------------------------------------------------

(1)  Multiply percentage change by 4 to calculate sequential annualized change.
     Any sequential annualized change over 100 percent is labeled as "NM". Those changes over 100 percent were not considered to be meaningful.

(2)  Includes service charges on deposits, card and other charges and fees.

(3)  Includes retail investment services, investment banking income and trading account profits and commissions.

(4)  SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the
     Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

(5)  The Company presents noninterest expense before amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

(6)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(7)  Includes consumer direct and consumer indirect loans.

(8)  See Appendix C for the impact of the estimated reclassification adjustments resulting from the April 22, 2005 NCF systems conversion.

SUNTRUST BANKS, INC. AND SUBSIDIARIES
QUARTER-TO-QUARTER COMPARISON - HISTORICAL COMBINED GROWTH
APPENDIX B TO THE PRESS RELEASE, CONTINUED

The 2nd quarter and year-to-date 2004 figures represent SunTrust and NCF on a historical combined basis. See following page for a reconcilement of these historical combined amounts.



                                                                                --------------------------------------------------
                                                                                                HISTORICAL COMBINED
                                                                                --------------------------------------------------
                                                                                               THREE MONTHS ENDED
                                                                                  JUNE 30                    INCREASE/(DECREASE)
                                                                                    2005        2004         AMOUNT           %
                                                                                --------------------------------------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                                              $1,123,709  $1,066,415     $57,294          5.4%

Provision for loan losses                                                            47,811      15,672      32,139        205.1
                                                                                 ----------  ----------   ----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                                1,075,898   1,050,743      25,155          2.4
                                                                                 ----------  ----------   ----------

NONINTEREST INCOME

Deposit and other fees(1)                                                           357,545     355,631       1,914          0.5
Trust and investment management income                                              167,503     156,352      11,151          7.1
Broker / dealer revenue(2)                                                          138,149     161,914     (23,765)       (14.7)
Other noninterest income                                                            107,739      81,998      25,741         31.4
                                                                                 ----------  ----------   ----------
   Noninterest income before securities (losses)/gains
     and net gain on sale of RCM assets(3)                                          770,936     755,895      15,041          2.0
Gain on sale of RCM assets, net of related expenses                                       -           -           -            -
                                                                                 ----------  ----------   ----------
   Noninterest income before securities (losses)/gains                              770,936     755,895      15,041          2.0
Securities (losses)/gains                                                               (27)     (8,982)      8,955        (99.7)
                                                                                 ----------  ----------   ----------
     Total noninterest income                                                       770,909     746,913      23,996          3.2
                                                                                 ----------  ----------   ----------

NONINTEREST EXPENSE

Personnel expense                                                                   623,284     598,729      24,555          4.1
Net occupancy expense                                                                73,483      75,042      (1,559)        (2.1)
Outside processing and software                                                      89,282      77,680      11,602         14.9
Equipment expense                                                                    51,579      52,934      (1,355)        (2.6)
Marketing and customer development                                                   36,298      35,788         510          1.4
Other noninterest expense                                                           214,819     235,442     (20,623)        (8.8)
                                                                                 ----------  ----------   ----------
   Noninterest expense before amortization of
   intangible assets and merger expense(4)                                        1,088,745   1,075,615      13,130          1.2
Amortization of intangible assets                                                    29,818      27,491       2,327          8.5
Merger expense                                                                       54,262           -      54,262        100.0
                                                                                 ----------  ----------   ----------
     Total noninterest expense                                                    1,172,825   1,103,106      69,719          6.3
                                                                                 ----------  ----------   ----------

INCOME BEFORE INCOME TAXES                                                          673,982     694,550     (20,568)        (3.0)
Provision for income taxes                                                          208,282     222,888     (14,606)        (6.6)
                                                                                 ----------  ----------   ----------
NET INCOME                                                                          465,700     471,662      (5,962)        (1.3)
Merger expense, net of tax                                                           33,642           -      33,642        100.0
                                                                                 ----------  ----------   ----------
OPERATING NET INCOME                                                                499,342     471,662      27,680          5.9
Net gain on sale of RCM assets, net of tax                                                -           -           -            -
                                                                                 ----------  ----------   ----------
ADJUSTED OPERATING NET INCOME                                                      $499,342    $471,662     $27,680          5.9%
                                                                                 ==========  ==========   ==========

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                                              $1,123,709  $1,066,415     $57,294          5.4
FTE adjustment(5)                                                                    18,720      15,017       3,703         24.7
                                                                                 ----------  ----------   ----------
Net interest income - FTE                                                         1,142,429   1,081,432      60,997          5.6
Noninterest income                                                                  770,909     746,913      23,996          3.2
                                                                                 ----------  ----------   ----------
Total revenue                                                                     1,913,338   1,828,345      84,993          4.6
Securities losses/(gains)                                                                27       8,982      (8,955)       (99.7)
Net gain on sale of RCM assets                                                            -           -           -            -
                                                                                 ----------  ----------   ----------
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets                                          $1,913,365  $1,837,327     $76,038          4.1%
                                                                                 ==========  ==========   ==========

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans(6)
Commercial                                                                          $32,508     $31,775        $733          2.3%
Real estate 1-4 family                                                               26,324      20,018       6,306         31.5
Real estate commercial and construction                                              21,496      17,864       3,632         20.3
Real estate equity                                                                   12,135       9,497       2,638         27.8
Consumer(7)                                                                          14,291      15,382      (1,091)        (7.1)
Credit cards                                                                            213         167          46         27.5
                                                                                 ----------  ----------   ----------
     Total loans                                                                   $106,967     $94,703     $12,264         12.9%
                                                                                 ==========  ==========   ==========

Average deposits
Noninterest bearing deposits                                                        $24,310     $23,292      $1,018          4.4%
NOW accounts                                                                         17,520      15,090       2,430         16.1
Money market accounts                                                                25,473      24,207       1,266          5.2
Savings                                                                               6,462       8,697      (2,235)       (25.7)
Consumer and other time                                                              19,300      15,270       4,030         26.4
                                                                                 ----------  ----------   ----------
   Total consumer and commercial deposits                                            93,065      86,556       6,509          7.5
Brokered and foreign deposits                                                        15,709      12,677       3,032         23.9
                                                                                 ----------  ----------   ----------
     Total deposits                                                                $108,774     $99,233      $9,541          9.6%
                                                                                 ==========  ==========   ==========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                                                   $328,018    $320,548      $7,470          2.3%
Restructured loans                                                                   21,236      18,189       3,047         16.8
                                                                                 ----------  ----------   ----------
   Total nonperforming loans                                                        349,254     338,737      10,517          3.1
Other real estate owned (OREO)                                                       25,263      36,865     (11,602)       (31.5)
Other repossessed assets                                                              5,786      14,201      (8,415)       (59.3)
                                                                                 ----------  ----------   ----------
     Total nonperforming assets                                                    $380,303    $389,803     ($9,500)        (2.4)%
                                                                                 ==========  ==========   ==========

Allowance for loan and lease losses                                              $1,036,173  $1,080,681    ($44,508)        (4.1)%
                                                                                 ==========  ==========   ==========





                                                                                -------------------------------------------------
                                                                                                 HISTORICAL COMBINED
                                                                                -------------------------------------------------
                                                                                    SIX MONTHS ENDED
                                                                                  JUNE 30                  INCREASE/(DECREASE)
                                                                                   2005         2004       AMOUNT         %
                                                                                -------------------------------------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                                             $2,235,269   $2,109,134    $126,135         6.0%

Provision for loan losses                                                           58,367       81,597     (23,230)      (28.5)
                                                                                ----------   ----------   ----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                               2,176,902    2,027,537     149,365         7.4
                                                                                ----------   ----------   ----------

NONINTEREST INCOME

Deposit and other fees(1)                                                          701,179      692,753       8,426         1.2
Trust and investment management income                                             332,018      309,068      22,950         7.4
Broker / dealer revenue(2)                                                         287,345      307,617     (20,272)       (6.6)
Other noninterest income                                                           189,993      145,636      44,357        30.5
                                                                                ----------   ----------   ----------
   Noninterest income before securities (losses)/gains
     and net gain on sale of RCM assets(3)                                       1,510,535    1,455,074      55,461         3.8
Gain on sale of RCM assets, net of related expenses                                 19,874            -      19,874       100.0
                                                                                ----------   ----------   ----------
   Noninterest income before securities (losses)/gains                           1,530,409    1,455,074      75,335         5.2
Securities (losses)/gains                                                           (5,686)       6,863     (12,549)     (182.9)
                                                                                ----------   ----------   ----------
     Total noninterest income                                                    1,524,723    1,461,937      62,786         4.3
                                                                                ----------   ----------   ----------

NONINTEREST EXPENSE

Personnel expense                                                                1,258,077    1,184,646      73,431         6.2
Net occupancy expense                                                              149,334      150,308        (974)       (0.6)
Outside processing and software                                                    172,130      149,895      22,235        14.8
Equipment expense                                                                  104,461      105,252        (791)       (0.8)
Marketing and customer development                                                  67,927       69,036      (1,109)       (1.6)
Other noninterest expense                                                          413,767      440,673     (26,906)       (6.1)
                                                                                ----------   ----------   ----------
   Noninterest expense before amortization of
   intangible assets and merger expense(4)                                       2,165,696    2,099,810      65,886         3.1
Amortization of intangible assets                                                   61,035       56,770       4,265         7.5
Merger expense                                                                      80,000            -      80,000       100.0
                                                                                ----------   ----------   ----------
     Total noninterest expense                                                   2,306,731    2,156,580     150,151         7.0
                                                                                ----------   ----------   ----------

INCOME BEFORE INCOME TAXES                                                       1,394,894    1,332,894      62,000         4.7
Provision for income taxes                                                         436,900      409,153      27,747         6.8
                                                                                ----------   ----------   ----------
NET INCOME                                                                         957,994      923,741      34,253         3.7
Merger expense, net of tax                                                          49,600            -      49,600       100.0
                                                                                ----------   ----------   ----------
OPERATING NET INCOME                                                             1,007,594      923,741      83,853         9.1
Net gain on sale of RCM assets, net of tax                                         (12,322)           -     (12,322)     (100.0)
                                                                                ----------   ----------   ----------
ADJUSTED OPERATING NET INCOME                                                     $995,272     $923,741     $71,531         7.7%
                                                                                ==========   ==========   ==========

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                                             $2,235,269   $2,109,134    $126,135         6.0%
FTE adjustment(5)                                                                   36,386       29,378       7,008        23.9
                                                                                ----------   ----------   ----------
Net interest income - FTE                                                        2,271,655    2,138,512     133,143         6.2
Noninterest income                                                               1,524,723    1,461,937      62,786         4.3
                                                                                ----------   ----------   ----------
Total revenue                                                                    3,796,378    3,600,449     195,929         5.4
Securities losses/(gains)                                                            5,686       (6,863)     12,549       182.9
Net gain on sale of RCM assets                                                     (19,874)           -     (19,874)     (100.0)
                                                                                ----------   ----------   ----------
Total revenue excluding securities gains and losses
     and net gain on sale of RCM assets                                         $3,782,190   $3,593,586    $188,604         5.2%
                                                                                ==========   ==========   ==========

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans(6)
Commercial                                                                         $33,011      $32,202        $809         2.5%
Real estate 1-4 family                                                              24,931       19,402       5,529        28.5
Real estate commercial and construction                                             20,370       17,767       2,603        14.7
Real estate equity                                                                  11,856        9,170       2,686        29.3
Consumer(7)                                                                         14,729       15,222        (493)       (3.2)
Credit cards                                                                           205          161          44        27.3
                                                                                ----------   ----------   ----------
     Total loans                                                                  $105,102      $93,924     $11,178        11.9%
                                                                                ==========   ==========   ==========

Average deposits
Noninterest bearing deposits                                                       $24,018      $22,352      $1,666         7.5%
NOW accounts                                                                        17,500       14,792       2,708        18.3
Money market accounts                                                               25,122       24,139         983         4.1
Savings                                                                              6,982        8,376      (1,394)      (16.6)
Consumer and other time                                                             18,400       15,422       2,978        19.3
                                                                                ----------   ----------   ----------
   Total consumer and commercial deposits                                           92,022       85,081       6,941         8.2
Brokered and foreign deposits                                                       14,573       12,484       2,089        16.7
                                                                                ----------   ----------   ----------
     Total deposits                                                               $106,595      $97,565      $9,030         9.3%
                                                                                ==========   ==========   ==========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans
Restructured loans

   Total nonperforming loans
Other real estate owned (OREO)
Other repossessed assets

     Total nonperforming assets

Allowance for loan and lease losses



--------------------------------------------------------------------------------

(1)  Includes service charges on deposits, card and other charges and fees.

(2)  Includes retail investment services, investment banking income and trading account profits and commissions.

(3)  SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the
     Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

(4)  The Company presents noninterest expense before amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

(5)  NCF's FTE adjustments were reduced $4.4 million and $9.1 million from the second quarter and first six months of 2004, respectively, to conform to
     SunTrust's methodology.

(6)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(7)  Includes consumer direct and consumer indirect loans.

SUNTRUST BANKS, INC. AND SUBSIDIARIES
SUNTRUST / NCF - SELECTED HISTORICAL FINANCIAL DATA
APPENDIX B TO THE PRESS RELEASE, CONTINUED



                                                       --------------------------------------------------------------------------
                                                                 THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                       --------------------------------------------------------------------------
                                                                   JUNE 30, 2004                         JUNE 30, 2004
                                                       -------------------------------------- -----------------------------------
                                                                                  HISTORICAL                          HISTORICAL
                                                          SUNTRUST       NCF       COMBINED     SUNTRUST      NCF      COMBINED
                                                       --------------------------------------------------------------------------

STATEMENTS OF INCOME (Dollars in thousands)

NET INTEREST INCOME                                        $872,429   $193,986   $1,066,415    $1,724,077   $385,057   $2,109,134

Provision for loan losses                                     2,827     12,845       15,672        56,664     24,933       81,597
                                                         ----------  ----------  ----------    ----------  ----------  -----------

NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                          869,602    181,141    1,050,743     1,667,413    360,124    2,027,537
                                                         ----------  ----------  ----------    ----------  ----------  -----------

NONINTEREST INCOME

Deposit and other fees (1)                                  301,191     54,440      355,631       588,850    103,903      692,753
Trust and investment management income                      140,366     15,986      156,352       276,584     32,484      309,068
Broker / dealer revenue (2)                                 135,203     26,711      161,914       255,144     52,473      307,617
Other noninterest income                                     54,953     27,045       81,998       101,294     44,342      145,636
                                                         ----------  ----------  ----------    ----------  ----------  -----------

   Noninterest income before securities (losses)/gains      631,713    124,182      755,895     1,221,872    233,202    1,455,074
Securities (losses)/gains                                    (9,048)        66       (8,982)       (4,121)    10,984        6,863
                                                         ----------  ----------  ----------    ----------  ----------  -----------

     Total noninterest income                               622,665    124,248      746,913     1,217,751    244,186    1,461,937
                                                         ----------  ----------  ----------    ----------  ----------  -----------

NONINTEREST EXPENSE

Personnel expense                                           520,922     77,807      598,729     1,027,718    156,928    1,184,646
Net occupancy expense                                        61,629     13,413       75,042       123,488     26,820      150,308
Outside processing and software                              70,619      7,061       77,680       136,245     13,650      149,895
Equipment expense                                            45,740      7,194       52,934        90,825     14,427      105,252
Marketing and customer development                           31,655      4,133       35,788        61,874      7,162       69,036
Other noninterest expense                                   183,294     52,148      235,442       347,817     92,856      440,673
                                                         ----------  ----------  ----------    ----------  ----------  -----------

   Noninterest expense before amortization of
   intangible assets                                        913,859    161,756    1,075,615     1,787,967    311,843    2,099,810
Amortization of intangible assets                            14,590     12,901       27,491        30,230     26,540       56,770
                                                         ----------  ----------  ----------    ----------  ----------  -----------

     Total noninterest expense                              928,449    174,657    1,103,106     1,818,197    338,383    2,156,580
                                                         ----------  ----------  ----------    ----------  ----------  -----------

INCOME BEFORE INCOME TAXES                                  563,818    130,732      694,550     1,066,967    265,927    1,332,894
Provision for income taxes                                  177,247     45,641      222,888       318,561     90,592      409,153
                                                         ----------  ----------  ----------    ----------  ----------  -----------

NET INCOME                                                 $386,571    $85,091     $471,662      $748,406   $175,335     $923,741
                                                         ==========  ==========  ==========    ==========  ==========  ===========

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                        $872,429   $193,986   $1,066,415    $1,724,077   $385,057   $2,109,134
FTE adjustment (3)                                           12,637      2,380       15,017        24,893      4,485       29,378
                                                         ----------  ----------  ----------    ----------  ----------  -----------

Net interest income - FTE                                   885,066    196,366    1,081,432     1,748,970    389,542    2,138,512
Noninterest income                                          622,665    124,248      746,913     1,217,751    244,186    1,461,937
                                                         ----------  ----------  ----------    ----------  ----------  -----------

Total revenue                                             1,507,731    320,614    1,828,345     2,966,721    633,728    3,600,449
Securities losses/(gains)                                     9,048        (66)       8,982         4,121    (10,984)      (6,863)
                                                         ----------  ----------  ----------    ----------  ----------  -----------

Total revenue excluding securities gains and losses      $1,516,779   $320,548   $1,837,327    $2,970,842   $622,744   $3,593,586
                                                         ==========  ==========  ==========    ==========  ==========  ===========

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (4)
Commercial                                                  $27,654     $4,121      $31,775       $28,143     $4,059      $32,202
Real estate 1-4 family                                       18,934      1,084       20,018        18,383      1,019       19,402
Real estate commercial and construction                      14,043      3,821       17,864        13,976      3,791       17,767
Real estate equity                                            7,619      1,878        9,497         7,365      1,805        9,170
Consumer (5)                                                 12,535      2,847       15,382        12,409      2,813       15,222
Credit cards                                                    151         16          167           145         16          161

                                                         ----------  ----------  ----------    ----------  ----------  -----------
     Total loans                                            $80,936    $13,767      $94,703       $80,421    $13,503      $93,924
                                                         ==========  ==========  ==========    ==========  ==========  ===========

Average deposits
Noninterest bearing deposits                                $20,591     $2,701      $23,292       $19,744     $2,608      $22,352
NOW accounts                                                 12,812      2,278       15,090        12,572      2,220       14,792
Money market accounts                                        22,367      1,840       24,207        22,252      1,887       24,139
Savings                                                       6,991      1,706        8,697         6,663      1,713        8,376
Consumer and other time                                      10,405      4,865       15,270        10,533      4,889       15,422
                                                         ----------  ----------  ----------    ----------  ----------  -----------

   Total consumer and commercial deposits                    73,166     13,390       86,556        71,764     13,317       85,081
Brokered and foreign deposits                                10,154      2,523       12,677        10,077      2,407       12,484
                                                         ----------  ----------  ----------    ----------  ----------  -----------

     Total deposits                                          $83,32     $15,91      $99,233       $81,841    $15,724      $97,565
                                                         ==========  ==========  ==========    ==========  ==========  ===========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                           $282,910    $37,638     $320,548
Restructured loans                                           18,189          -       18,189
                                                         ----------  ----------  ----------

   Total nonperforming loans                                301,099     37,638      338,737
Other real estate owned (OREO)                               14,246     22,619       36,865
Other repossessed assets                                      9,076      5,125       14,201
                                                         ----------  ----------  ----------

     Total nonperforming assets                            $324,421    $65,382     $389,803
                                                         ==========  ==========  ==========

Allowance for loan and lease losses                        $902,243   $178,438   $1,080,681
                                                         ==========  ==========  ==========


-------------------------------------------------------------------------------

(1) Includes service charges on deposits, card and other charges and fees.

(2) Includes retail investment services, investment banking income and trading account profits and commissions.

(3) NCF's FTE adjustments were reduced $4.4 million and $9.1 million from the second quarter and first six months of 2004, respectively, to conform to
    SunTrust methodology.

(4) SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(5) Includes consumer direct and consumer indirect loans.

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES - ADJUSTED(1)
APPENDIX C TO THE PRESS RELEASE
(DOLLARS IN MILLIONS)
      -------------------------------------------------------------------------
                            THREE MONTHS ENDED
      -------------------------------------------------------------------------
           JUNE 30                                          MARCH 31
             2005                                             2005
      -------------------------------------------------------------------------



                                                Average                                                Average
                                               Balances-           Estimated                          Balances-        Estimated
                                                Reported       Reclassification     As Adjusted       Reported     Reclassification
                                               -----------  --------------------  --------------  --------------  ------------------

LOANS:
Real estate 1-4 family                           $26,224.1            $528.8           $26,752.9       $23,435.7        $2,163.4
Real estate construction                           9,196.9            (234.5)            8,962.4         9,621.2          (959.3)
Real estate equity                                12,134.7            (104.4)           12,030.3        11,573.7          (427.1)
Real estate commercial                            12,214.5             827.8            13,042.3         9,537.0         3,386.1
Commercial                                        32,393.4            (762.7)           31,630.7        33,423.9        (3,120.0)
Business credit card                                 213.1                 -               213.1           197.7               -
Consumer - direct                                  5,404.7            (467.7)            4,937.0         6,767.2        (1,913.4)
Consumer - indirect                                8,861.1             197.4             9,058.5         8,384.4           807.6
Nonaccrual and restructured                          324.2              15.3               339.5           275.0            62.7
                                               -------------------------------------------------------------------------------------
    Total loans                                 $106,966.7            $ -             $106,966.7      $103,215.8          $ -
                                               =====================================================================================

DEPOSITS:
Noninterest-bearing deposits                     $24,309.7             $15.0           $24,324.7       $23,723.1           $61.4
NOW accounts                                      17,519.6              (4.6)           17,515.0        17,479.8           (18.8)
Money Market accounts                             25,472.9             205.4            25,678.3        24,767.4           840.2
Savings                                            6,462.4            (215.8)            6,246.6         7,506.9          (882.8)
Consumer time                                     12,122.0            (565.5)           11,556.5        12,324.0        (2,313.4)
Other time                                         7,177.9             565.5             7,743.4         5,166.6         2,313.4
                                               -------------------------------------------------------------------------------------
    Total consumer and commercial deposits        93,064.5                 -            93,064.5        90,967.8             $ -
Brokered deposits                                  9,580.3                 -             9,580.3         6,462.1               -
Foreign deposits                                   6,128.9                 -             6,128.9         6,962.3               -
                                               -------------------------------------------------------------------------------------
    Total deposits                              $108,773.7               $ -          $108,773.7      $104,392.2             $ -
                                               =====================================================================================

                                                                                                 Adjusted
                                                                                 Adjusted       Sequential
                                                                     Adjusted     Growth        Annualized
                                                  As Adjusted         Growth       Rate       Growth Rate(2)
                                                ---------------   -------------  ---------   ---------------

LOANS:
Real estate 1-4 family                             $25,599.1         $1,153.8       4.5%         18.0%
Real estate construction                             8,661.9            300.5       3.5           13.9
Real estate equity                                  11,146.6            883.7       7.9           31.7
Real estate commercial                              12,923.1            119.2       0.9            3.7
Commercial                                          30,303.9          1,326.8       4.4           17.5
Business credit card                                   197.7             15.4       7.8           31.2
Consumer - direct                                    4,853.8             83.2       1.7            6.9
Consumer - indirect                                  9,192.0           (133.5)     (1.5)          (5.8)
Nonaccrual and restructured                            337.7              1.8       0.5            2.1
                                              --------------------------------
    Total loans                                   $103,215.8         $3,750.9       3.6           14.5
                                              ================================

DEPOSITS:
Noninterest-bearing deposits                       $23,784.5           $540.2       2.3%          9.1%
NOW accounts                                        17,461.0             54.0       0.3            1.2
Money Market accounts                               25,607.6             70.7       0.3            1.1
Savings                                              6,624.1           (377.5)     (5.7)         (22.8)
Consumer time                                       10,010.6          1,545.9      15.4           61.8
Other time                                           7,480.0            263.4       3.5           14.1
                                              --------------------------------
    Total consumer and commercial deposits          90,967.8          2,096.7       2.3            9.2
Brokered deposits                                    6,462.1          3,118.2      48.3          193.0
Foreign deposits                                     6,962.3           (833.4)    (12.0)         (47.9)
                                              --------------------------------
    Total deposits                                $104,392.2         $4,381.5       4.2           16.8
                                              ================================


-------------------------------------------------------------------------------

(1)  As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits. The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations. The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.

(2)  Multiply percentage change by 4 to calculate sequential annualized change.
     Any sequential annualized change over 100 percent is labeled as "NM". Those changes over 100 percent were not considered to be meaningful.

SUNTRUST BANKS, INC. AND SUBSIDIARIES
ESTIMATES OF HISTORICAL COMBINED GROWTH
APPENDIX B TO THE PRESS RELEASE

The 3rd Quarter 2004 and 4th Quarter 2003 figures represent SunTrust and NCF on a pro forma combined basis. See following page for a reconcilement of these historical combined amounts.



                                                        --------------------------------------------------------
                                                                  QUARTER - TO - QUARTER COMPARISON
                                                        --------------------------------------------------------
                                                         4TH QUARTER    3RD QUARTER       INCREASE/(DECREASE)
                                                             2004           2004          AMOUNT         %
                                                        --------------------------------------------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)
NET INTEREST INCOME                                      $ 1,084,204    $ 1,071,689    $    12,515        1.2%
Provision for loan losses                                     37,099         60,818        (23,719)     (39.0)
                                                         -----------    -----------    -----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                         1,047,105      1,010,871         36,234        3.6
                                                         -----------    -----------    -----------
NONINTEREST INCOME
Deposit and other fees (1)                                   356,777        353,573          3,204        0.9
Trust and investment management income                       160,526        165,603         (5,077)      (3.1)
Broker / dealer revenue (2)                                  158,888        132,650         26,238       19.8
Other noninterest income                                     102,189        106,550         (4,361)      (4.1)
                                                         -----------    -----------    -----------
   Noninterest income before securities (losses)/gains       778,380        758,376         20,004        2.6
Securities (losses)/gains                                    (19,377)       (16,565)        (2,812)     (17.0)
                                                         -----------    -----------    -----------
     Total noninterest income                                759,003        741,811         17,192        2.3
                                                         -----------    -----------    -----------
NONINTEREST EXPENSE
Personnel expense                                            612,861        605,325          7,536        1.2
Net occupancy expense                                         78,218         79,875         (1,657)      (2.1)
Outside processing and software                               81,368         75,449          5,919        7.8
Equipment expense                                             50,765         50,904           (139)      (0.3)
Marketing and customer development                            34,389         34,975           (586)      (1.7)
Other noninterest expense                                    231,231        242,693        (11,462)      (4.7)
                                                         -----------    -----------    -----------
   Noninterest expense before amortization of
   intangible assets and merger expense                    1,088,832      1,089,221           (389)      (0.0)
Amortization of intangible assets                             31,759         28,132          3,627       12.9
Merger expense                                                28,401           --           28,401      100.0
                                                         -----------    -----------    -----------
     Total noninterest expense                             1,148,992      1,117,353         31,639        2.8
                                                         -----------    -----------    -----------
INCOME BEFORE INCOME TAXES                                   657,116        635,329         21,787        3.4
Provision for income taxes                                   201,387        198,926          2,461        1.2
                                                         -----------    -----------    -----------
NET INCOME FROM CONTINUING OPERATIONS                        455,729        436,403         19,326        4.4
Income from discontinued operations, net of tax                 --             --             --          --
                                                         -----------    -----------    -----------
NET INCOME                                                   455,729        436,403         19,326        4.4
Merger expense, net of tax                                    18,461           --           18,461      100.0
                                                         -----------    -----------    -----------
OPERATING NET INCOME                                     $   474,190    $   436,403    $    37,787        8.7%
                                                         ===========    ===========    ===========
REVENUE (DOLLARS IN THOUSANDS)
Net interest income                                      $ 1,084,204    $ 1,071,689    $    12,515        1.2%
FTE adjustment (3)                                            16,684         19,063         (2,379)     (12.5)
                                                         -----------    -----------    -----------
Net interest income - FTE                                  1,100,888      1,090,752         10,136        0.9
Noninterest income                                           759,003        741,811         17,192        2.3
                                                         -----------    -----------    -----------
Total revenue                                              1,859,891      1,832,563         27,328        1.5
Securities losses/(gains)                                     19,377         16,565          2,812       17.0
                                                         -----------    -----------    -----------
Total revenue excluding securities gains and losses      $ 1,879,268    $ 1,849,128    $    30,140        1.6%
                                                         ===========    ===========    ===========
SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (4)
Commercial (5)                                           $    32,343    $    31,977    $       366        1.1%
Real estate 1-4 family                                        22,535         21,963            572        2.6
Real estate commercial and construction                       18,660         18,155            505        2.8
Real estate equity                                            11,016         10,295            721        7.0
Consumer (6)                                                  15,390         15,520           (130)      (0.8)
Credit cards                                                     193            175             18       10.3
                                                         -----------    -----------    -----------
     Total loans                                         $   100,137    $    98,085    $     2,052        2.1%
                                                         ===========    ===========    ===========
Average deposits
Noninterest bearing deposits                             $    24,182    $    23,239    $       943        4.1%
NOW accounts                                                  16,941         15,335          1,606       10.5
Money market accounts                                         24,507         24,211            296        1.2
Savings                                                        8,139          9,099           (960)     (10.6)
Consumer time                                                 12,084         11,882            202        1.7
Other time                                                     4,748          4,112            636       15.5
                                                         -----------    -----------    -----------
   Total consumer and commercial deposits                     90,601         87,878          2,723        3.1
Brokered and foreign deposits                                 10,671         11,496           (825)      (7.2)
                                                         -----------    -----------    -----------
     Total deposits                                      $   101,272    $    99,374    $     1,898        1.9%
                                                         ===========    ===========    ===========
SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)
Nonaccrual loans                                         $   354,241    $   329,340    $    24,901        7.6%
Restructured loans                                            19,049         19,724           (675)      (3.4)
                                                         -----------    -----------    -----------
   Total nonperforming loans                                 373,290        349,064         24,226        6.9
Other real estate owned (OREO)                                28,619         27,126          1,493        5.5
Other repossessed assets                                       8,749         15,082         (6,333)     (42.0)
                                                         -----------    -----------    -----------
     Total nonperforming assets                          $   410,658    $   391,272    $    19,386        5.0%
                                                         ===========    ===========    ===========

                                                        ------------------------------------------------------
                                                                  QUARTER - TO - QUARTER COMPARISON
                                                        ------------------------------------------------------
                                                         4TH QUARTER    4TH QUARTER       INCREASE/(DECREASE)
                                                             2004           2003          AMOUNT         %
                                                        ------------------------------------------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)
NET INTEREST INCOME                                      $ 1,084,204    $ 1,060,948    $    23,256        2.2%
Provision for loan losses                                     37,099         82,668        (45,569)     (55.1)
                                                         -----------    -----------    -----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                         1,047,105        978,280         68,825        7.0
                                                         -----------    -----------    -----------
NONINTEREST INCOME
Deposit and other fees (1)                                   356,777        323,081         33,696       10.4
Trust and investment management income                       160,526        145,856         14,670       10.1
Broker / dealer revenue (2)                                  158,888        141,677         17,211       12.1
Other noninterest income                                     102,189         62,324         39,865       64.0
                                                         -----------    -----------    -----------
   Noninterest income before securities (losses)/gains       778,380        672,938        105,442       15.7
Securities (losses)/gains                                    (19,377)        22,839        (42,216)    (184.8)
                                                         -----------    -----------    -----------
     Total noninterest income                                759,003        695,777         63,226        9.1
                                                         -----------    -----------    -----------
NONINTEREST EXPENSE
Personnel expense                                            612,861        591,575         21,286        3.6
Net occupancy expense                                         78,218         73,766          4,452        6.0
Outside processing and software                               81,368         69,871         11,497       16.5
Equipment expense                                             50,765         52,926         (2,161)      (4.1)
Marketing and customer development                            34,389         27,574          6,815       24.7
Other noninterest expense                                    231,231        200,602         30,629       15.3
                                                         -----------    -----------    -----------
   Noninterest expense before amortization of
   intangible assets and merger expense                    1,088,832      1,016,314         72,518        7.1
Amortization of intangible assets                             31,759         30,716          1,043        3.4
Merger expense                                                28,401           --           28,401      100.0
                                                         -----------    -----------    -----------
     Total noninterest expense                             1,148,992      1,047,030        101,962        9.7
                                                         -----------    -----------    -----------
INCOME BEFORE INCOME TAXES                                   657,116        627,027         30,089        4.8
Provision for income taxes                                   201,387        195,019          6,368        3.3
                                                         -----------    -----------    -----------
NET INCOME FROM CONTINUING OPERATIONS                        455,729        432,008         23,721        5.5
Income from discontinued operations, net of tax                 --              767           (767)    (100.0)
                                                         -----------    -----------    -----------
NET INCOME                                                   455,729        432,775         22,954        5.3
Merger expense, net of tax                                    18,461           --           18,461      100.0
                                                         -----------    -----------    -----------
OPERATING NET INCOME                                     $   474,190    $   432,775    $    41,415        9.6%
                                                         ===========    ===========    ===========
REVENUE (DOLLARS IN THOUSANDS)
Net interest income                                      $ 1,084,204    $ 1,060,948    $    23,256        2.2%
FTE adjustment (3)                                            16,684         14,027          2,657       18.9
                                                         -----------    -----------    -----------
Net interest income - FTE                                  1,100,888      1,074,975         25,913        2.4
Noninterest income                                           759,003        695,777         63,226        9.1
                                                         -----------    -----------    -----------
Total revenue                                              1,859,891      1,770,752         89,139        5.0
Securities losses/(gains)                                     19,377        (22,839)        42,216      184.8
                                                         -----------    -----------    -----------
Total revenue excluding securities gains and losses      $ 1,879,268    $ 1,747,913    $   131,355        7.5%
                                                         ===========    ===========    ===========
SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (4)
Commercial (5)                                           $    32,343    $    33,344   ($     1,001)      (3.0)%
Real estate 1-4 family                                        22,535         18,213          4,322       23.7
Real estate commercial and construction                       18,660         17,489          1,171        6.7
Real estate equity                                            11,016          8,350          2,666       31.9
Consumer (6)                                                  15,390         14,812            578        3.9
Credit cards                                                     193            155             38       24.5
                                                         -----------    -----------    -----------
     Total loans                                         $   100,137    $    92,363    $     7,774        8.4%
                                                         ===========    ===========    ===========
Average deposits
Noninterest bearing deposits                             $    24,182    $    21,141    $     3,041       14.4%
NOW accounts                                                  16,941         14,139          2,802       19.8
Money market accounts                                         24,507         24,304            203        0.8
Savings                                                        8,139          7,982            157        2.0
Consumer time                                                 12,084         12,390           (306)      (2.5)
Other time                                                     4,748          3,833            915       23.9
                                                         -----------    -----------    -----------
   Total consumer and commercial deposits                     90,601         83,789          6,812        8.1
Brokered and foreign deposits                                 10,671         12,645         (1,974)     (15.6)
                                                         -----------    -----------    -----------
     Total deposits                                      $   101,272    $    96,434    $     4,838        5.0%
                                                         ===========    ===========    ===========
SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)
Nonaccrual loans                                         $   354,241    $   367,276   ($    13,035)      (3.5)%
Restructured loans                                            19,049         14,782          4,267       28.9
                                                         -----------    -----------    -----------
   Total nonperforming loans                                 373,290        382,058         (8,768)      (2.3)
Other real estate owned (OREO)                                28,619         44,654        (16,035)     (35.9)
Other repossessed assets                                       8,749         14,908         (6,159)     (41.3)
                                                         -----------    -----------    -----------
     Total nonperforming assets                          $   410,658    $   441,620   ($    30,962)      (7.0)%
                                                         ===========    ===========    ===========


--------------------------------------------------------------------------------

(1)  Includes service charges on deposits, card and other charges and fees.

(2)  Includes retail investment services, investment banking income and trading account profits and commissions.

(3)  NCF's FTE adjustments were reduced $4,001 from the third quarter 2004 and
     $4,917 from the fourth quarter of 2003 to conform to SunTrust's methodology.

(4)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(5)  The pro forma combined 4th quarter 2003 includes $2,243 related to the consolidation of SunTrust's commercial paper conduit, Three Pillars.

(6)  Includes consumer direct and consumer indirect loans.

SUNTRUST BANKS, INC. AND SUBSIDIARIES
SUNTRUST / NCF - SELECTED PRO FORMA FINANCIAL DATA
APPENDIX B TO THE PRESS RELEASE, CONTINUED



                                                         ------------------------------------  -------------------------------------
                                                                     3RD QUARTER                              4TH QUARTER
                                                                         2004                                   2003
                                                         ------------------------------------  -------------------------------------
                                                                                 PRO FORMA                                PRO FORMA
                                                          SUNTRUST      NCF       COMBINED      SUNTRUST         NCF       COMBINED
                                                         ----------   --------   ----------    ----------    ---------   -----------
STATEMENTS OF INCOME (Dollars in thousands)

NET INTEREST INCOME                                      $  876,874   $194,815   $1,071,689    $  865,520    $ 195,428   $1,060,948
Provision for loan losses                                    41,774     19,044       60,818        70,286       12,382       82,668
                                                         ----------   --------   ----------    ----------    ---------   ----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                          835,100    175,771    1,010,871       795,234      183,046      978,280
                                                         ----------   --------   ----------    ----------    ---------   ----------
NONINTEREST INCOME
Deposit and other fees (1)                                  298,328     55,245      353,573       273,567       49,514      323,081
Trust and investment management income                      149,673     15,930      165,603       129,622       16,234      145,856
Broker / dealer revenue (2)                                 113,308     19,342      132,650       120,117       21,560      141,677
Other noninterest income                                     84,576     21,974      106,550        41,265       21,059       62,324
                                                         ----------   --------   ----------    ----------    ---------   ----------
   Noninterest income before securities (losses)/gains      645,885    112,491      758,376       564,571      108,367      672,938
Securities (losses)/gains                                   (18,193)     1,628      (16,565)       19,501        3,338       22,839
                                                         ----------   --------   ----------    ----------    ---------   ----------
     Total noninterest income                               627,692    114,119      741,811       584,072      111,705      695,777
                                                         ----------   --------   ----------    ----------    ---------   ----------
NONINTEREST EXPENSE
Personnel expense                                           527,734     77,591      605,325       516,171       75,404      591,575
Net occupancy expense                                        66,542     13,333       79,875        60,522       13,244       73,766
Outside processing and software                              68,657      6,792       75,449        63,176        6,695       69,871
Equipment expense                                            43,275      7,629       50,904        45,527        7,399       52,926
Marketing and customer development                           32,028      2,947       34,975        24,830        2,744       27,574
Other noninterest expense                                   176,020     66,673      242,693       158,189       42,413      200,602
                                                         ----------   --------   ----------    ----------    ---------   ----------
   Noninterest expense before amortization of
   intangible assets                                        914,256    174,965    1,089,221       868,415      147,899    1,016,314
Amortization of intangible assets                            15,593     12,539       28,132        16,379       14,337       30,716
                                                         ----------   --------   ----------    ----------    ---------   ----------
     Total noninterest expense                              929,849    187,504    1,117,353       884,794      162,236    1,047,030
                                                         ----------   --------   ----------    ----------    ---------   ----------
INCOME BEFORE INCOME TAXES                                  532,943    102,386      635,329       494,512      132,515      627,027
Provision for income taxes                                  164,177     34,749      198,926       152,005       43,014      195,019
                                                         ----------   --------   ----------    ----------    ---------   ----------
NET INCOME FROM CONTINUING OPERATIONS                       368,766     67,637      436,403       342,507       89,501      432,008
Income from discontinued operations, net of tax                --         --           --            --            767          767
                                                         ----------   --------   ----------    ----------    ---------   ----------
NET INCOME                                               $  368,766   $ 67,637   $  436,403    $  342,507    $  90,268   $  432,775
                                                         ==========   ========   ==========    ==========    =========   ==========
REVENUE (DOLLARS IN THOUSANDS)
Net interest income                                      $  876,874   $194,815   $1,071,689    $  865,520    $ 195,428   $1,060,948
FTE adjustment (3)                                           16,821      2,242       19,063        11,981        2,046       14,027
                                                         ----------   --------   ----------    ----------    ---------   ----------
Net interest income - FTE                                   893,695    197,057    1,090,752       877,501      197,474    1,074,975
Noninterest income                                          627,692    114,119      741,811       584,072      111,705      695,777
                                                         ----------   --------   ----------    ----------    ---------   ----------
Total revenue                                             1,521,387    311,176    1,832,563     1,461,573      309,179    1,770,752
Securities losses/(gains)                                    18,193     (1,628)      16,565       (19,501)      (3,338)     (22,839)
                                                         ----------   --------   ----------    ----------    ---------   ----------
Total revenue excluding securities gains and losses      $1,539,580   $309,548   $1,849,128    $1,442,072    $ 305,841   $1,747,913
                                                         ==========   ========   ==========    ==========    =========   ==========
SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)
Average Loans (4)
Commercial (5)                                           $   27,753   $  4,224   $   31,977    $   29,484    $   3,860   $   33,344
Real estate 1-4 family                                       20,798      1,165       21,963        17,218          995       18,213
Real estate commercial and construction                      14,231      3,924       18,155        13,713        3,776       17,489
Real estate equity                                            8,239      2,056       10,295         6,741        1,609        8,350
Consumer (6)                                                 12,574      2,946       15,520        12,074        2,738       14,812
Credit cards                                                    158         17          175           140           15          155
                                                         ----------   --------   ----------    ----------    ---------   ----------
     Total loans                                         $   83,753   $ 14,332   $   98,085    $   79,370    $  12,993   $   92,363
                                                         ==========   ========   ==========    ==========    =========   ==========
Average deposits
Noninterest bearing deposits                             $   20,490   $  2,749   $   23,239    $   18,586    $   2,555   $   21,141
NOW accounts                                                 13,000      2,335       15,335        12,102        2,037       14,139
Money market accounts                                        22,434      1,777       24,211        22,274        2,030       24,304
Savings                                                       7,425      1,674        9,099         6,249        1,733        7,982
Consumer time                                                 6,967      4,915       11,882         7,601        4,789       12,390
Other time                                                    3,806        306        4,112         3,501          332        3,833
                                                         ----------   --------   ----------    ----------    ---------   ----------
   Total consumer and commercial deposits                    74,122     13,756       87,878        70,313       13,476       83,789
Brokered and foreign deposits                                 9,341      2,155       11,496        10,769        1,876       12,645
                                                         ----------   --------   ----------    ----------    ---------   ----------
     Total deposits                                      $   83,463   $ 15,911   $   99,374    $   81,082    $  15,352   $   96,434
                                                         ==========   ========   ==========    ==========    =========   ==========
SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)
Nonaccrual loans                                         $  263,127   $ 66,213   $  329,340    $  336,587    $  30,689   $  367,276
Restructured loans                                           19,724       --         19,724        14,782         --         14,782
                                                         ----------   --------   ----------    ----------    ---------   ----------
   Total nonperforming loans                                282,851     66,213      349,064       351,369       30,689      382,058
Other real estate owned (OREO)                               10,934     16,192       27,126        16,458       28,196       44,654
Other repossessed assets                                     10,431      4,651       15,082        10,270        4,638       14,908
                                                         ----------   --------   ----------    ----------    ---------   ----------
     Total nonperforming assets                          $  304,216   $ 87,056   $  391,272    $  378,097    $  63,523   $  441,620
                                                         ==========   ========   ==========    ==========    =========   ==========


--------------------------------------------------------------------------------

(1) Includes service charges on deposits, card and other charges and fees.

(2) Includes retail investment services, investment banking income and trading account profits and commissions.

(3) NCF's FTE adjustments were reduced $4,001 from the third quarter 2004 and
    $4,917 from the fourth quarter of 2003 to conform to SunTrust methodology.

(4) SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(5) SunTrust's 4th quarter 2003 includes $2,243 related to the consolidation of its commercial paper conduit, Three Pillars.

(6) Includes consumer direct and consumer indirect loans.

SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE



                                                                 -----------------------------------------------------------------
                                                                                   QUARTER - TO - QUARTER COMPARISON
                                                                 -----------------------------------------------------------------
                                                                   4TH QUARTER     3RD QUARTER     2ND QUARTER     1ST QUARTER
                                                                          2004            2004            2004            2004
                                                                 -----------------------------------------------------------------

NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE
(Dollars in thousands)

Net income                                                            $455,729        $368,766        $386,571        $361,835
Securities losses/(gains), net of tax                                   12,595          11,825           5,881          (3,203)
                                                                 --------------  --------------  --------------  --------------
Net income excluding securities gains and losses                       468,324         380,591         392,452         358,632
The Coca-Cola Company dividend, net of tax                             (10,739)        (10,740)        (10,739)        (10,740)
                                                                 --------------  --------------  --------------  --------------
Net income excluding securities gains and losses and
The Coca-Cola Company dividend                                        $457,585        $369,851        $381,713        $347,892
                                                                 ==============  ==============  ==============  ==============

Total average assets                                              $156,570,092    $127,127,968    $127,287,458    $123,853,747
Average net unrealized securities gains                             (2,056,737)     (2,054,978)     (2,803,917)     (2,580,304)
                                                                 --------------  --------------  --------------  --------------
Average assets less net unrealized securities gains               $154,513,355    $125,072,990    $124,483,541    $121,273,443
                                                                 ==============  ==============  ==============  ==============

Total average equity                                               $15,818,968      $9,992,905     $10,194,201      $9,840,282
Average other comprehensive income                                  (1,304,553)     (1,318,332)     (1,804,833)     (1,645,712)
                                                                 --------------  --------------  --------------  --------------
Total average realized equity                                      $14,514,415      $8,674,573      $8,389,368      $8,194,570
                                                                 ==============  ==============  ==============  ==============

Return on average total assets                                            1.16%           1.15%           1.22%           1.18%
Impact of excluding net realized and unrealized securities
gains/losses and The Coca-Cola Company dividend                           0.02            0.03            0.01           (0.03)
                                                                 --------------  --------------  --------------  --------------
Return on average total assets less net realized and unrealized
securities gains/1osses. and The Coca-Cola Company dividend (1)           1.18%           1.18%           1.23%           1.15%
                                                                 ==============  ==============  ==============  ==============

Return on average total shareholders' equity                             11.46%          14.68%          15.25%          14.79%
Impact of excluding net unrealized securities gains                       1.08            2.28            3.05            2.28
                                                                 --------------  --------------  --------------  --------------
Return on average realized shareholders' equity  (2)                     12.54%          16.96%           18.30%         17.07%
                                                                 ==============  ==============  ==============  ==============

Net interest income                                                 $1,084,204        $876,874        $872,429        $851,648
FTE adjustment                                                          16,684          16,821          12,637          12,256
                                                                 --------------  --------------  --------------  --------------
Net interest income - FTE                                            1,100,888         893,695         885,066         863,904
Noninterest income                                                     759,003         627,692         622,665         595,086
                                                                 --------------  --------------  --------------  --------------
Total revenue                                                        1,859,891       1,521,387       1,507,731       1,458,990
Securities losses/(gains)                                               19,377          18,193           9,048          (4,927)
                                                                 --------------  --------------  --------------  --------------
Total revenue excluding securities gains and losses                 $1,879,268      $1,539,580      $1,516,779      $1,454,063
                                                                 ==============  ==============  ==============  ==============

                                                                 -------------------------------------------------------------------
                                                                   QUARTER - TO - QUARTER COMPARISON             YTD COMPARISON
                                                                 -------------------------------------------------------------------
                                                                             4TH QUARTER                           DECEMBER 31
                                                                                    2003                     2004             2003
                                                                 -------------------------------------------------------------------

NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE
(Dollars in thousands)

Net income                                                                      $342,507               $1,572,901       $1,332,297
Securities losses/(gains), net of tax                                            (12,676)                  27,099          (80,519)
                                                                          ---------------          ---------------   --------------
Net income excluding securities gains and losses                                 329,831                1,600,000        1,251,778
The Coca-Cola Company dividend, net of tax                                        (9,451)                 (42,957)         (37,803)
                                                                          ---------------          ---------------   --------------
Net income excluding securities gains and losses and
The Coca-Cola Company dividend                                                  $320,380               $1,557,043       $1,213,975
                                                                          ===============          ===============   ==============

Total average assets                                                        $124,756,099             $133,754,293     $122,325,361
Average net unrealized securities gains                                       (2,363,948)              (2,372,246)      (2,343,015)
                                                                          ---------------          ---------------   --------------
Average assets less net unrealized securities gains                         $122,392,151             $131,382,047     $119,982,346
                                                                          ===============          ===============   ==============

Total average equity                                                          $9,435,794              $11,469,482       $9,083,026
Average other comprehensive income                                            (1,503,355)              (1,517,227)      (1,486,125)
                                                                          ---------------          ---------------   --------------
Total average realized equity                                                 $7,932,439               $9,952,255       $7,596,901
                                                                          ===============          ===============   ==============

Return on average total assets                                                      1.09%                    1.18%            1.09%
Impact of excluding net realized and unrealized securities
gains/losses and The Coca-Cola Company dividend                                    (0.05)                    0.01            (0.08)
                                                                          ---------------          ---------------   --------------
Return on average total assets less net realized and unrealized
securities gains/1osses. and The Coca-Cola Company dividend (1)                     1.04%                    1.19%            1.01%
                                                                          ===============          ===============   ==============

Return on average total shareholders' equity                                       14.40%                   13.71%           14.67%
Impact of excluding net unrealized securities gains                                 1.62                     1.94             1.31
                                                                          ---------------          ---------------   --------------
Return on average realized shareholders' equity  (2)                               16.02%                   15.65%           15.98%
                                                                          ===============          ===============   ==============

Net interest income                                                             $865,520               $3,685,155       $3,320,303
FTE adjustment                                                                    11,981                   58,398           45,014
                                                                          ---------------          ---------------   --------------
Net interest income - FTE                                                        877,501                3,743,553        3,365,317
Noninterest income                                                               584,072                2,604,446        2,303,001
                                                                          ---------------          ---------------   --------------
Total revenue                                                                  1,461,573                6,347,999        5,668,318
Securities losses/(gains)                                                        (19,501)                  41,691         (123,876)
                                                                          ---------------          ---------------   --------------
Total revenue excluding securities gains and losses                           $1,442,072               $6,389,690       $5,544,442
                                                                          ===============          ===============   ==============




                                                                  -----------------------------------------
                                                                     4TH QUARTER               YTD
                                                                                           DECEMBER 31
                                                                         2004                  2004
                                                                  -----------------------------------------

SELECTED NON-GAAP OPERATING MEASURES PRESENTED IN THE PRESS RELEASE  (3)
-----------------------------------------------------------------------
(Dollars in thousands)

Net income                                                                  $455,729            $1,572,901
Merger expense, net of tax                                                    18,461                18,461
                                                                  -------------------   -------------------
Operating net income                                                         474,190             1,591,362
Securities losses/(gains), net of tax                                         12,595                27,099
The Coca-Cola Company dividend, net of tax                                   (10,739)              (42,957)
                                                                  -------------------   -------------------
Operating net income excluding securities gains/
losses and The Coca-Cola Company dividend                                   $476,046            $1,575,504
                                                                  ===================   ===================

Noninterest expense                                                       $1,148,992            $3,897,038
Merger expense                                                               (28,401)              (28,401)
                                                                  -------------------   -------------------
Noninterest expense excluding merger expense                              $1,120,591            $3,868,637
                                                                  ===================   ===================

Return on average total assets                                                  1.16%                1.18%
Impact of excluding merger expense                                              0.04                  0.01
                                                                  -------------------   -------------------
Operating return on average total assets (4)                                    1.20%                1.19%
                                                                  ===================   ===================

Return on average total shareholders' equity                                   11.46%               13.71%
Impact of excluding merger expense                                              0.47                  0.16
                                                                  -------------------   -------------------
Operating return on average total shareholders' equity (5)                     11.93%               13.87%
                                                                  ===================   ===================

Efficiency ratio                                                               61.78%               61.39%
Impact of excluding merger expense                                             (1.53)                (0.45)
                                                                  -------------------   -------------------
Operating efficiency ratio                                                     60.25%               60.94%
                                                                  ===================   ===================

Diluted earnings per share                                                     $1.26                 $5.19
Impact of excluding merger expense                                              0.05                  0.06
                                                                  -------------------   -------------------
Operating diluted earnings per share                                           $1.31                 $5.25
                                                                  ===================   ===================


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(1)  Computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.
(2)  Computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average realized shareholders' equity.
(3)  SunTrust presents selected financial data on an operating basis that excludes merger charges. The Company believes the exclusion of the merger charges, which represent incremental costs to integrate NCF's operations, is more reflective of normalized operations.
(4)  Computed by dividing annualized operating net income by average total assets.
(5)  Computed by dividing annualized operating net income by average total shareholders' equity.